AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND LIEN CREDIT AGREEMENT (this "Amendment"), dated as of May 31, 2007, by and among RADNET MANAGEMENT, INC., a California corporation (the "Borrower"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

RECITALS

WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Second Lien Credit Agreement dated as of November 15, 2006 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the amendments as set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendment to Section 5.6. Section 5.6 of the Credit Agreement is hereby amended by inserting the phrase "(or an amount not to exceed $12,500,000 with respect to the Borg Acquisition)" immediately after the phrase "shall not exceed $8,000,000" in clause (v) thereof.

2. Amendment to Annex A. Annex A of the Credit Agreement is hereby amended by inserting the following defined term in its appropriate alphabetical order:

> "Borg Acquisition" means the acquisition of all the assets of Borg Imaging Group LLP ("Borg") in accordance, in all material respects, with the terms of the draft Asset Purchase Agreement to be entered into by and among Ide Imaging Partners, Inc. and Borg and provided to the Agent on May 31, 2007."

3. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:

> (a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

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(b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

4. Conditions To Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Agent, Requisite Lenders and the Credit Parties.

5. Reference To And Effect Upon The Credit Agreement.

(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

9. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations, taking into account the provisions of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendement as of the date first written above.

RADNET MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PRIMEDEX HEALTH SYSTEMS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

By: Beverly Radiology Medical Group, Inc., its general partner

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET SUB, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

SO CAL MR SITE MANAGEMENT, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT I, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT II, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

RADNET MANAGED IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: Chief Financial Officer

RADIOLOGIX, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

ADVANCED IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

IDE IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

MID ROCKLAND IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PACIFIC IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR IMAGING, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

COMMUNITY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

RADIOLOGY AND NUCLEAR MEDICINE
IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

VALLEY IMAGING PARTNERS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR DULUTH, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR LOS ALAMITOS, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

QUESTAR VICTORVILLE, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

ROCKY MOUNTAIN OPENSCAN MRI, LLC

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

FRI, INC.

By:	/s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent

By:	/s/ General Electric Capital Corporation
Duly Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

[INSERT NAME OF LENDER], as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Lien Credit Agreement